UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

(Amendment no. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2016

ATN INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12593	47-0728886
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

500 Cummings Center

Beverly, MA 01915
(Address of principal executive offices and zip code)

(978) 619-1300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K dated July 1, 2016 filed by ATN International, Inc. (the “Company”) with the Securities and Exchange Commission and incorporated herein by reference, disclosing the completion of the acquisition of all of the membership interests of Caribbean Asset Holdings, LLC (“CAH”).  The purchase price was approximately $112 million and was funded with a combination of cash on hand and the proceeds of a loan.  On July 1, 2016, the Company began consolidating the results of CAH within its financial statements in its International Telecom segment.

This amendment on Form 8-K/A is being filed to provide the historical consolidated financial statements of CAH and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K.  Except as described above, all other information in and exhibits to the original Form 8-K dated July 1, 2016 remain unchanged.

Item 9.01                                           Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited consolidated balance sheet of CAH as of May 31, 2016, the related consolidated statements of operations and comprehensive loss and cash flows for the year then ended, and the related notes thereto are attached as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The following unaudited pro forma financial information is attached as Exhibit 99.2 to this Form 8-K/A and is incorporated by reference herein:

•                  Unaudited pro forma condensed combined balance sheet of the Company and CAH as of March 31, 2016.

•                  Unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2015 and the three months ended March 31, 2016.

(d)	Exhibits
Exhibit 2.1

Purchase Agreement, effective as of September 30, 2015, by and among Caribbean Asset Holdings, LLC, National Rural Utilities Cooperative Finance Corporation, ATN VI Holdings, LLC and the Company. (incorporated by reference to Exhibit 2.1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 filed on November 9, 2015 (File No. 001-12593)).

Exhibit 2.2

Amendment No. 1 to the Purchase Agreement, dated as of July 1, 2016, by and among National Rural Utilities Cooperative Finance Corporation, Caribbean Asset Holdings, LLC, ATN VI Holdings, LLC, and the Company (incorporated by reference to Exhibit 10.1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 filed on August 9, 2016 (File No. 001-12593)).

	Exhibit 23.1	Consent of KPMG LLP.

Exhibit 99.1

Audited consolidated balance sheet of CAH as of May 31, 2016, and the related consolidated statements of operations and comprehensive loss, changes in member’s deficit, and cash flows for the year then ended, and the related notes thereto.

Exhibit 99.2

Unaudited pro forma condensed combined balance sheet of the Company and CAH as of March 31, 2016 and the unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2015 and the three months ended March 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATN INTERNATIONAL, INC.

	By:	/s/ Justin D. Benincasa
Justin D. Benincasa
Chief Financial Officer

Dated: September 19, 2016

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1

Purchase Agreement, effective as of September 30, 2015, by and among Caribbean Asset Holdings, LLC, National Rural Utilities Cooperative Finance Corporation, ATN VI Holdings, LLC and the Company. (incorporated by reference to Exhibit 2.1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 filed on November 9, 2015 (File No. 001-12593)).

2.2

Amendment No. 1 to the Purchase Agreement, dated as of July 1, 2016, by and among National Rural Utilities Cooperative Finance Corporation, Caribbean Asset Holdings, LLC, ATN VI Holdings, LLC, and the Company (incorporated by reference to Exhibit 10.1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 filed on August 9, 2016 (File No. 001-12593)).

23.1	Consent of KPMG LLP.

99.1

Audited consolidated balance sheet of CAH as of May 31, 2016, and the related consolidated statements of operations and comprehensive loss, changes in member’s deficit, and cash flows for the year then ended, and the related notes thereto.

99.2

Unaudited pro forma condensed combined balance sheet of the Company and CAH as of March 31, 2016 and the unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2015 and the three months ended March 31, 2016.